UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): MARCH 20, 2009

CONSOLIDATED GRAPHICS, INC.
(Exact name of registrant as specified in its charter)

TEXAS	001-12631	76-0190827
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5858 WESTHEIMER, SUITE 200 HOUSTON, TEXAS	77057
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 787-0977

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 — RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information in this Current Report is being furnished pursuant to Item 2.02 of Form 8-K and, according to general instruction B.2. thereunder, shall not be deemed “filed” with the Securities and Exchange Commission (the “SEC”) for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement filed by Consolidated Graphics, Inc. (the “Company”) under the Securities Act of 1933, as amended, and will not be so incorporated by reference into any future registration statement unless specifically identified as being incorporated by reference.

On March 20, 2009, the Company announced revised guidance for the fiscal 2009 fourth quarter. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The attached press release may contain forward-looking statements, as described in the press release. Readers are cautioned that such statements involve known and unknown risks, uncertainties and other factors that could cause actual results to materially differ from the results, performance or other expectations expressed or implied by these forward looking statements.

The Company will hold a conference call today at 10:00 a.m. Central Time/11:00 a.m. Eastern Time to discuss the Company’s revised guidance for the fourth quarter ended March 31, 2009. A live webcast and subsequent archive of the conference call, as well as a copy of this Current Report and attached press release, can be accessed at www.cgx.com under the Investor Relations page. Callers can participate in the conference call by dialing 866-202-1971 or 617-213-8842 approximately 10 minutes before the scheduled time and entering the passcode “58713499”. If you are unable to participate in the conference call, you may also listen to a rebroadcast of the call by dialing 888-286-8010 or 617-801-6888 and entering the Conference ID “99822427”. The rebroadcast will be available from March 20, 2009 until midnight March 27, 2009.

ITEM — 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	EXHIBITS

The following exhibit is filed herewith:

99.1	Press release of the Company dated March 20, 2009, announcing the Company’s revised guidance for the fiscal 2009 fourth quarter.

SIGNATURE

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934,
THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF
BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

CONSOLIDATED GRAPHICS, INC.
(Registrant)

By: /s/ Jon C. Biro
Jon C. Biro
Executive Vice President
and Chief Financial and
Accounting Officer

Date: March 20, 2009

Exhibit Index

Exhibit Number	Description
99.1	Press release of the Company dated March 20, 2009, announcing the Company’s revised guidance for the fiscal 2009 fourth quarter.